UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIESEXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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__________________________________________________________

GigaBeam Corporation

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GIGABEAM CORPORATION

470 SPRINGPARK PLACE, SUITE 900

HERNDON, VIRGINIA 20170

May 30, 2006

Dear Fellow Stockholders:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders (“Annual Meeting) of Gigabeam Corporation (the “Company) that will be held on Friday, June 23, 2006 at 9:30 a.m., local time, at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036.

Your Board of Directors unanimously believes that the election of the nominees specified in the accompanying Proxy Statement as directors is in the best interests of the Company and its stockholders and, accordingly, recommends a vote “FOR” each such nominee. Further, your Board of Directors unanimously believes that ratification of an amendment to the Company’s 2004 Stock Option Plan, to increase the number of shares of Common Stock available for issuance under the plan from 1,100,000 to 1,850,000 and the approval of the adoption of the Company’s 2006 Stock Option Plan, is in the best interests of the Company and its stockholders and, accordingly, recommends a vote “FOR” such proposals.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our transfer agent, Continental Stock Transfer & Trust Company, in writing, at 17 Battery Place, New York, New York 10004.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card.

Cordially,

Louis S. Slaughter,
Chairman of the Board

GIGABEAM CORPORATION
470 Springpark Place, Suite 900
Herndon, Virginia 20170

________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF GIGABEAM CORPORATION
TO BE HELD JUNE 23, 2006

________________________

To the Stockholders of GigaBeam Corporation:

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (“Annual Meeting”) of GigaBeam Corporation (the “Company”) will be held on Friday, June 23, 2006 at 9:30 a.m., local time, at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036 for the following purposes:

(i)

To elect two Class II directors to hold office until the Annual Meeting of Stockholders to be held in 2009 and until each such director’s successor has been duly elected and qualified;

(ii)

to ratify an amendment to the Company’s 2004 Stock Option Plan increasing the number of shares of Common Stock available for issuance under the plan from 1,100,000 to 1,850,000 shares, as more fully described in the Company’s accompanying proxy statement;

(iii)

to adopt the Company’s 2006 Stock Option Plan, as more fully described in the Company’s accompanying proxy statement; and

(iv)

to transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only stockholders of record on the books of the Company at the close of business on May 11, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PAPER PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

May 30, 2006	Notice of the Annual Meeting is hereby given, By order of the Board of Directors

Caroline Baldwin Kahl,
Corporate Secretary

________________________

PROXY STATEMENT

________________________

GIGABEAM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JUNE 23, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of GigaBeam Corporation (the “Company”) for use at the Annual Meeting of Stockholders to be held on Friday, June 23, 2006 (the “Annual Meeting”), at 9:30 a.m., local time, at the Harvard Club of New York City located at 35 West 44th Street, New York, New York 10036, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this Proxy Statement and the accompanying form of proxy to stockholders on or about May 31, 2006.

GENERAL INFORMATION

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Corporate Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

It is anticipated that all of the Company’s directors and executive officers will be present at the Annual Meeting and that a presentation will be made by Louis S. Slaughter, the Chairman of the Company, after the conclusion of the business to be conducted at the Annual Meeting.

The address and telephone number of the principal executive offices of the Company are: 470 Springpark Place, Suite 900, Herndon, Virginia 20170, telephone: (571) 283-6200.

The following questions and answers provide important information about the Annual Meeting and this Proxy Statement:

Q.

What am I voting on?

A.

The election of two Class II directors (Douglas G. Lockie and David A. Buckel) and the ratification of an amendment of the Company’s 2004 Stock Option Plan (the “2004 Plan”) which will increase the number of shares of Common Stock available for issuance under the 2004 Plan from 1,100,000 to 1,850,000 shares and the adoption of the Company’s 2006 Stock Option Plan (the “2006 Plan”).

Q.

Who is entitled to vote?

A.

Stockholders of record as of the close of business on May 11, 2006 (the “Record Date”), are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company’s Common Stock held by the stockholder on the Record Date.

Q.

How do I vote?

A.

You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf FOR the nominees for director and all proposals as specified in this Proxy Statement.

Q.

How may I revoke or change my vote?

A.

You have the right to revoke your proxy any time before the meeting by (i) notifying the Company’s Corporate Secretary, or (ii) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

Q.

What does it mean if I receive more than one proxy card?

A.

It may mean that you are the registered holder of shares in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call Continental Stock Transfer & Trust Company at 1-800-509-5586, ext. 520 if you have any questions regarding the share information or your address appearing on the paper proxy card.

Q.

Who will count the votes?

A.

It is anticipated that Caroline Kahl, Corporate Counsel and Secretary of the Company, or an employee of the Company’s transfer agent will tabulate the votes and act as the independent inspector of election.

Q.

What constitutes a quorum?

A.

A majority of the outstanding shares present or represented by proxy, of the Company’s Common Stock constitutes a quorum for the Annual Meeting. As of the Record Date, 5,767,304 shares of the Company’s Common Stock, $.001 par value per share (the “Common Stock”), were issued and outstanding.

Q.

How many votes are needed for the election of the Class II Directors?

A.

The two Class II directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the two nominees receiving the highest number of votes will be elected as Class II directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to director nominees will be voted for the nominees whose names are printed on the proxy card (Douglas G. Lockie and David A. Buckel). Abstentions and broker non-votes (as described below) will have no effect on the election of the Class II directors.

Q.

How many votes are needed to: (i) ratify the amendment to the Company’s 2004 Plan to increase the of shares of Common Stock available for issuance under the plan from 1,100,000 to 1,850,000, and (ii) to adopt the Company’s 2006 Plan?

A.

The affirmative vote of the holders of more than 50% of the shares of Common Stock represented at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting is required for such ratification, approval and adoption. Broker non-votes will not be treated as entitled to vote on this matter and will therefore have no effect on these proposals.

Q.

What is a “broker non-vote”?

A.

A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not receive instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

Q.

Where will the Annual Meeting by held?

A.

The Annual Meeting will be held at the Harvard Club of New York City located at 35 West 44th Street, New York, New York 10036 on Friday, June 23, 2006, at 9:30 a.m. local time.

OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 5,767,304 shares of Common Stock, the Company’s only class of voting securities. Each share of Common Stock entitles the holder thereof to cast one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

At the Annual Meeting, the two nominees for election as the Class II directors who receive the highest number of affirmative votes of shares entitled to vote in person or by proxy will be elected as such directors, provided a quorum is present. All other matters to come before the Annual Meeting will be decided by the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the matter presented in person or by proxy, provided a quorum is present. A quorum is present if at least a majority of the shares of Common Stock outstanding as of the Record Date are present in person or represented by proxy at the Annual Meeting. It is currently anticipated that votes will be counted and certified by an Inspector of Election who is currently expected to be the Company’s Corporate Secretary or an employee of the Company’s transfer agent. In accordance with Delaware law, abstentions and “broker non-votes” will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote “against” a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Broker non-votes will have no legal effect on the vote with respect to the election of the Class II directors or the proposal to amend the Company’s 2004 Plan and the proposal to adopt the Company’s 2006 Plan as described herein or on any other matter requiring the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting.

The officers of the Company who, in the aggregate, owned approximately 41% of the outstanding shares of Common Stock of the Company on the Record Date, have indicated their intent to vote their shares in favor of the two nominees for Class II director named in the proxy statement, the proposal to amend the Company’s 2004 Plan and the proposal to adopt the Company’s 2006 Plan.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses, banks and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and the Company expects to reimburse such persons for their reasonable out-of-pocket expenses. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

PROPOSAL I

TO ELECT TWO CLASS II DIRECTORS TO SERVE UNTIL THE 2009 ANNUAL MEETING

The Company’s Amended and Restated Certificate of Incorporation provides that the Board of Directors of the Company is divided into three classes (Class I, Class II and Class III). At each Annual Meeting of Stockholders, directors constituting one class are elected for a three-year term. At this year’s Annual Meeting of Stockholders, two (2) Class II directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2009. Based upon the review of and recommendation by the Company’s Nominating and Corporate Governance Committee, the Board of Directors has nominated Douglas G. Lockie and David A. Buckel to serve as the Class II directors.

Each Class II director will be elected to serve until his successor is elected and qualified or until the director’s earlier resignation or removal.

At this year’s Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as a director of the Company, of the two persons listed below, unless a proxy specifies that it is not to be voted in favor of the nominees for director. In the event the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as is designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following table sets forth the name, age and principal occupation of the nominees for election at this Annual Meeting of Stockholders and the length of their continuous service as directors of the Company:

CLASS II DIRECTORS
(New Term Expires in 2009)

Name of Director	Age	Principal Occupation and Other Information

Douglas G. Lockie	60

Mr. Lockie, a co-founder of the Company, has been a director of the Company, and served as president and chief technology officer of the Company since its formation in January 2004. From September 2003 until January 2004, Mr. Lockie acted as an independent consultant. Prior to joining the Company, Mr. Lockie founded Endgate Corporation (which became Endwave Corporation in 1999), a leading component manufacturer for microwave and millimeter wave products, in August 1991. Mr. Lockie was executive vice president of Endgate/Endwave from 1993 until August 2003 and a member of the board of directors of Endgate/Endwave from August 1991 until July 2000. He served as vice president and general manager of Endgate from 1991 until 1993. He also co-founded Pacific Monolithics, Inc., a company that built microwave GaAs Ics and subsystems; worked for Watkins-johnson Company, a company that manufactures semiconductor equipment and wireless communication products; and served as an officer in the U.S. Air Force working as an avionics engineer for the
F-15 Eagle Fighter Program. Mr. Lockie is a nationally respected expert in millimeter wave technology. He has co-authored 18 patents in the field of microwave and millimeter wave communications components and systems. He was a member of the FCC rulemaking committee for LMDS and has served on the FCC Spectrum Application Panel. Mr. Lockie has been instrumental in introducing gallium arsenide microwave circuitry into airborne radar (the F-15) and missile systems (AIM-120 AMRAAM). He designed the millimeter wave payload for the Teledesic Satellite Phase I system (at that time Calling Communications Corporation). He has led or contributed significantly to the development of microwave and millimeter wave radios at 12, 15, 18, 23, 28, 38 and 60 GHz. He is presently chair of the Wireless Communication Association “Above 60 GHz Spectrum Initiative.” Mr. Lockie received a bachelor of science degree in electrical engineering from Montana State University.

David A. Buckel	44

Mr. Buckel, a certified management accountant, has been a director of the Company since the consummation of the Company’s initial public offering in October 2004 and currently serves as chairman of the Company’s Audit Committee and is a member of the Company’s Compensation and Nominating and Corporate Governance Committees. He has served as chief financial officer of Internap Network Services Corporation (Amex: IIP), a company that provides route control technology and offers high-performance IP solutions for business-critical applications, since May 2004 and served as its financial vice president from July 2003 until May 2004. Prior thereto, he served as senior manager and president of AJC Finance and Market Group, a corporate acquisition consulting group, from November 2002 until June 2003. He also served as senior vice president and chief financial officer of Interland, Inc., a web hosting and online services company, from March 2001 until November 2002. Mr. Buckel served as senior vice president and chief financial officer of Applied Theory Corporation, an internet services company, from 1995 until March 2001. Mr. Buckel received his master in business administration degree in finance and operations management from Syracuse University and bachelor of science degree in accounting from Canisius College.

The following is similar information with respect to incumbent Class I and Class III directors who are not nominees for election at the Annual Meeting:

CLASS III DIRECTORS
(Term Expires in 2007)

Name of Director	Age	Principal Occupation and Other Information

Louis S. Slaughter	54

Mr. Slaughter, a co-founder of the Company, has been the chairman of the Board of Directors and chief executive officer of the Company since its formation in January 2004. Prior to founding the Company, Mr. Slaughter served from June 2001 until September 2003, as the president, chief executive officer and founder of Loea Corporation. From September 2000 until June 2001, Mr. Slaughter provided consulting services to several companies, including Trex Enterprises Corporation, the parent company of Loea. From March 1996 until August 2000, he served as the president, chief executive officer and co-founder of True Technology, Inc., a company providing test instrument systems to the medical device industry. From 1989 until 1995, Mr. Slaughter served as president, at different times, of three of Thermo Electron Corporation’s subsidiaries. Thermo Electron is a provider of high-tech instruments, scientific equipment, services and software solutions. Prior thereto, he served as chief financial officer of several subsidiaries of Bechtel Investments, Inc. Mr. Slaughter holds a bachelor of engineering degree in mechanical engineering from the University of New South Wales, Australia and a masters in business administration degree from the Harvard Business School.

General Merrill A. McPeak	70

General McPeak has been a director of the Company since the consummation of the Company’s initial public offering in October 2004 and is currently the chairman of the Compensation Committee and a member of the Company’s Audit and Nominating and Corporate Governance Committees. He has served as president of McPeak and Associates, a management consulting firm which he founded in 1995. General McPeak entered the U.S. Air Force in 1957 and served in various positions throughout his tenure. From October 1990 until October 1994, he was Chief of Staff of the U.S. Air Force. He also served as Commander-in-Chief, Pacific Air Forces, from 1988 until 1990, Commander, Twelfth Air Force, from 1987 until 1988 and Deputy Chief of Staff, Programs and Resources, from 1985 until 1987. He serves as a director of Tektronix, Inc., Health Sciences Group, Inc., Del Global Technologies Company and Mathstar. Since September 2002, General McPeak has also been the chairman of Ethicspoint, Inc. a company that provides confidential corporate governance compliance reporting and whistleblower compliance reporting services. General McPeak also serves as a director of several private companies. He received a bachelor of arts degree in economics from San Diego State College and a master of science degree in international relations from George Washington University.

CLASS I DIRECTOR
(Term Expires in 2008)

Name of Director	Age	Principal Occupation and Other Information

Richard D. Fiorentino	57

Mr. Fiorentino has been a member of the Company’s Board of Directors since March 2006 and is currently chairman of the Company’s Nominating and Corporate Governance Committee and a member of the Company’s Audit and Compensation Committees. Mr. Fiorentino is the founder of eyeSeven, Inc., a Boston-based company focused on the development of software enabling technology used in network applications in environmental, chemical, biological and nuclear markets. He has served as eyeSeven, Inc.’s chief executive officer since its inception in 2001. From 1992 until 2001, he served as vice-president of marketing and later vice-president of engineering for Marathon Technologies Corporation, a company which Mr. Fiorentino co-founded and which pioneered the development of high reliability open servers for industry. He also served as chief executive officer for Wavetraces, Inc. from 1989 until 1991, a company which developed and manufactured radar low-observable (stealth) technology; as vice president of engineering for Adage, Inc. from 1984 until 1989, and previously as a group product manager and international sales manager for Digital Equipment Corporation from 1974 until 1983. Mr. Fiorentino began his career as a software engineer for RCA Computer Divisions. He received a bachelor of science in computer science from Boston University (magna cum laude), and a masters of business administration degree from the Harvard Business School.

EXECUTIVE OFFICERS

The following is information with respect to the Company’s officers who are not directors or nominees for director:

Thomas P. Wetmore, 61, has served as the Company’s senior vice president of sales and marketing since its inception. From October 2001 until December 2003, he was a consultant to numerous companies, including Loea Corporation and Lightbridge Corporation, a leading wireless information services company. From September 2000 until September 2001, he was director of strategic sales and alliance for Netigy Corp., a consulting company that specialized in optimizing the performance and security of solutions based on managed intranet and extranet infrastructures. Mr. Wetmore founded an e-commerce clearing house company, Itche.com, in October 1999. He served as vice president, strategic relations of Itche.com until August 2000. From 1991 until September 1999, Mr. Wetmore served in various positions, including most recently as vice president, wireless sales, at EDS Communications Industry Group, a strategic business unit of EDS, a company that provides a broad portfolio of business and technology solutions internationally. Mr. Wetmore received a bachelor of science degree in marketing from Syracuse University.

D. Duane Butler, 49, has served as the Company’s vice president of link operations since June 2004. Prior thereto, he served as senior vice president – network engineering from October 1999 until January 2004 and as vice president – network operations from September 1995 until October 1999 of Fidelity Investments, a mutual fund company. From 1979 until 1995, he served as manager – SABRE networks, formerly a division of American Airlines. Mr. Butler received a bachelor of science degree in business from Northeastern Oklahoma State University.

Don E. Peck, 58, has served as the Company’s vice president of engineering since June 2004. Prior thereto, he served as director, RF-micro-millimeter wave engineering and RF manufacturing technologies from January 2001 until May 2004 and director, microwave components from August 1996 until December 2000, of Harris Corporation, an international communications equipment company focused on providing product, system, and service solutions for commercial and government customers. From 1980 until 1996, he held various positions at Watkins-johnson Company, a company that manufactures semiconductor equipment and wireless communication products. At Watkins-johnson, Mr. Peck led the team that engineered and then transitioned to production of the AIM-120 AMRAAM missile front end. Mr. Peck received a bachelor of science degree in electrical engineering and a master of science degree in electrical engineering from the University of Illinois and the degree of electrical engineer (professional degree) from the University of Michigan.

Caroline Baldwin Kahl,  49, has served as the Company’s vice president, corporate counsel and secretary since November 2004. From April 2003 until joining the Company, Ms. Kahl co-founded a privately-held woman-owned enterprise providing engineering, installation and commissioning services to wireline and wireless telecommunications companies. From February 2000 to March 2003, Ms. Kahl served as vice president, general counsel and secretary of P-Com, Inc., a developer and manufacturer of microwave and millimeter wave radios. From August 1994 until February 2000, she served as general counsel with P-Com Network Services, Inc., a wireless telecommunications installation and service company, and its predecessor company, Columbia Spectrum Management, a consulting firm providing wireless engineering and program management services to the personal communications services industry. She practiced law in the Washington, D.C. offices of Bryan Cave, LLP from August 1986 until August 1994. Ms. Kahl received her juris doctorate decree from Catholic University and a bachelor of arts degree with high honors from Connecticut College.

John E. Krzywicki, 55, has served as the Company’s vice president of marketing, strategy and business development since July 2005 on a part time basis and since August 2005 on a full time basis. Prior thereto, he served as president of TMNG Strategy, a company providing strategic consulting services to the telecommunications industry, since August 2003 and served as its vice president from March 2002 to August 2003. In January 1989, he founded Cambridge Strategic Management Group, a company providing strategic consulting services to the telecommunications industry, and served as its president until June 1999 after which he provided part time consulting services while on a personal sabbatical until March 2002. Mr. Krzywicki received a juris doctorate degree from Harvard University and a bachelor of science degree in economics from the Massachusetts Institute of Technology.

Leighton J. Stephenson, 59, has served as the Company’s chief financial officer and vice president of finance and administration since June 2005. For the two years prior to joining the Company, Mr. Stephenson acted as a financial consultant, including for the financial consulting firms of Jefferson Wells Inc., from March 2005 until June 2005, and Sirius Solutions, from July 2004 to February 2005, where he served as a contract-basis chief financial officer and oversaw various financial projects, such as merger and acquisition due diligence and Sarbanes-Oxley compliance evaluations and documentation, for various of the firms’ clients. Prior thereto, Mr. Stephenson served, from September 2000 to April 2003, as chief financial officer and vice president, finance and administration for
P-Com, Inc., a worldwide supplier of broadband wireless systems, and, from 1993 to 2000, as chief financial officer, treasurer and secretary of Vallen Corporation, a Texas-based company engaged in the manufacture and distribution of industrial safety products and related services throughout North America. Mr. Stephenson earned a B.S. degree in accounting from Louisiana State University and a masters in business administration degree in finance from Pepperdine University and is a CPA.

Other Key Personnel

Robert A. Sutherland, 51, has served as the Company’s director of engineering since January 2004. Mr. Sutherland was a consultant for numerous companies from October 2003 until he joined the Company. From September 2002 until October 2003, Mr. Sutherland served as principal engineer for BitBlitz Communications Inc., a semiconductor company building integrated circuits for the fiber-optic market. Mr. Sutherland was a member of the technical staff responsible for the RF portion of a design for tracking services for Wheels of Zeus, Inc., a company developing a wireless network combining global positioning system and wireless technologies, from February 2002 until August 2002. He served as senior systems engineer for Blaze Networks, Inc., a fiber-optic transceiver company specializing in coarse wavelength division multiplexing solutions, from August 1999 until February 2002. He co-founded Ashtech, Inc., a company that produced global positioning system equipment, and served as its senior RF engineer. He also served as senior RF engineer for MicroUnity Systems Engineering, Inc., a semiconductor company, and senior RF engineer for Trimble Navigation Ltd., a company that produces global positioning system technology. With an extensive background in signal processing and microwave design, Mr. Sutherland has worked in several fields including coarse wavelength division multiplexer optical transceivers, cable modems, global positioning systems, and electronic warfare. Mr. Sutherland holds three patents in the field of signal processing. Mr. Sutherland received a bachelor of science degree in electrical engineering from the University of California at Berkeley.

Scott Wetenkamp, Ph.D, 57, has served as an engineering consultant to the Company since February 2004. Dr. Wetenkamp has served as president of SCEAN, a sole proprietor consulting company, since September 1986. From May 1999 until December 2001, he served as vice president of Micro Lambda Wireless, Inc., a microwave sources company. Prior thereto, he served as a senior member of the technical staff of Pacific Monolithics, Inc., a company that built microwave GaAs Ics and subsystems, from 1991 until 1993. He is vice chair of the 2006 International Microwave Symposium for the Microwave Theory and Techniques Society of the Institute of Electrical and Electronics Engineers and serves on the administrative committee of the Microwave Theory and Techniques Society of the Institute of Electrical and Electronics Engineers. He holds one patent in the field of microwave power detection. Mr. Wetenkamp received a bachelor of science degree, a master of science degree and a doctorate degree, all in electrical engineering and from the University of Illinois.

Director Independence

The Board has determined that Messrs. Buckel, Fiorentino and McPeak meet the director independence requirements of the NASD Marketplace Rules, including Rule 4200(a)(15), applicable to companies whose securities are quoted on Nasdaq. In making determinations regarding a director’s independence, the Board considers all relevant facts and circumstances, including the director’s commercial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may determine from time to time.

Meetings of Directors

The Board of Directors held five meetings, and took action by unanimous written consent in lieu of a meeting seven times, during the fiscal year ended December 31, 2005. During the fiscal year ended December 31, 2005, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director. The Board of Directors and the Board Committees met regularly in executive sessions.

Director Attendance at Annual Meeting

Although the Company does not have a formal policy regarding attendance by Board members at the annual meeting of stockholders, directors are strongly encouraged to attend annual meetings of the Company’s stockholders. All but one of the directors attended the 2005 annual meeting of the Company’s stockholders, and all directors are expected to attend the 2006 Annual Meeting.

Committees of the Board of Directors

The Board of Directors maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Each of these committees is comprised solely of persons who meet the definition of an independent director under the NASD Marketplace Rules applicable to companies whose securities are traded on Nasdaq. Each of these committees has adopted a charter, none of which are currently available on the Company’s website. The Charter of the Audit Committee was attached as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 31, 2005, and the charter of the Nominating and Corporate Governance Committee is attached hereto as Appendix A. The functions of each of the Board committees are described below.

Audit Committee. The Audit Committee makes recommendations concerning the engagement of the Company’s independent registered public accounting firm, reviews with the independent registered public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent registered public accountants, considers the range of audit and non-audit fees, oversees financial reporting and reviews the adequacy of the Company’s internal accounting controls. Mr. Buckel has been designated the Audit Committee’s financial expert under applicable SEC rules and NASD Marketplace Rules. The Audit Committee met five times in 2005. The current members of the Audit Committee are:

David A. Buckel, Chairman
General Merrill A. McPeak
Richard D. Fiorentino

Nominating and Corporate Governance Committee. The Nominating and Corporate Goverance Committee, among other things, assists the Board in identifying individuals qualified to become Board members and recommends director nominees to the Board for selection. In 2005, the Nominating and Corporate Governance Committee met two times, and took action by unanimous written consent. The Nominating and Corporate Governance Committee will consider qualified nominees for the Company’s Board of Directors recommended by stockholders of the Company who follow the procedures set froth under the caption “Stockholder Proposals for Next Annual Meeting.” The current members of the Nominating and Corporate Governance Committee are:

Richard D. Fiorentino, Chairman
David A. Buckel
General Merrill A. McPeak

Compensation Committee. The Compensation Committee is responsible for developing and making recommendations to the Board of Directors with respect to compensation of the Company’s executive officers and administers the Company’s 2004 Plan. In 2005 the Compensation Committee met two times, and took action by unanimous written consent. The current members of the Compensation Committee are:

General Merrill A. McPeak, Chairman
David A. Buckel
Richard D. Fiorentino

Code of Ethics and Business Conduct

The Company has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. Copies of the Code of Ethics and Business Conduct can be obtained, without charge, upon written request to the Company’s Corporate Secretary at GigaBeam Corporation, 470 Springpark Place, Suite 900, Herndon, Virginia 20170.

Communications with the Board

The Board of Directors has established a process for stockholders to send communications to the Board of Directors. Stockholders may communicate with the Board of Directors individually or as a group by writing to: The Board of Directors of GigaBeam Corporation, c/o Corporate Secretary, 470 Springpark Place, Suite 900, Herndon, Virginia 20170. Stockholders should identify their communication as being from a stockholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a stockholder of the Company before transmitting the communication to the Board of Directors. Any communications to the Company’s Board of Directors that are marketing and soliciting materials may not, in the sole discretion of the Company’s Corporate Secretary, be forwarded to the Directors individually or as a group.

Consideration of Director Nominees

Stockholders of the Company wishing to recommend director candidates to the Company’s Nominating and Corporate Governance Committee must submit their recommendations in writing to such committee, c/o Corporate Secretary, 470 Springpark Place, Suite 900, Herndon, Virginia 20170. See “Stockholder Proposals for the Next Annual Meeting of Stockholders” at the end of this Proxy Statement for the procedures and guidelines to be followed by stockholders wishing to recommend one or more nominees for director at the Annual Meeting of Stockholders to be held in 2007.

Director Compensation

The Company’s directors who are also employees do not receive any additional compensation for their services as directors. During the year ended December 31, 2005, the Company’s non-employee directors each received $1,000 for each Board of Directors meeting attended for their services as directors and were reimbursed for reasonable travel expenses to attend meetings. During 2006, the Company’s non-employee directors are entitled to an annual fee of $15,000 payable quarterly in advance. In addition, each non-employee director will receive $1,000 for each board meeting attended in person or committee meeting held separately from a board meeting, and $500 for any telephonic board meeting or committee attended and reimbursement for reasonable travel expenses in attending meetings. The chairmen of the standing board committees are to receive the following additional annual compensation:

Audit Committee	$5,000

Compensation Committee	$2,500

Corporate Governance and Nominating Committee	$1,000

In connection with their appointment to the Board of Directors Messrs. Buckel, McPeak and Lucchese (who resigned from the board in March 2006) were each granted stock options to purchase 45,000 shares of the Company’s Common Stock at an exercise price of $5.05 vesting one-third per year over three years, and subject to 100% vesting commencing six months after a change of control as defined in the stock option agreements. On January 5, 2006 the Company granted Messrs. Buckel, Lucchese and McPeak each ten-year stock options to purchase 25,000 shares of the Company’s Common Stock at an exercise price of $8.00, vesting annually over a three-year period.

On March 21, 2006, Mr. Fiorentino was granted options to purchase 30,000 shares of the Company’s Common Stock at an exercise price of $9.55, vesting one third per year over three years.

Executive Compensation

The following table provides information summarizing the compensation earned for services rendered in all capacities to the Company and its subsidiary for the fiscal years ended December 31, 2004 and 2005, the Company’s only fiscal years to date, by (i) the Company’s chief executive officer, and (ii) each of the Company’s four other most highly compensated executive officers, who were executive officers on December 31, 2005 and whose salary and bonus during 2005 was in excess of $100,000. These executive officers are sometimes referred to in this annual report as “Named Executive Officers.”

2005 SUMMARY COMPENSATION TABLE

	Annual compensation		Long-term compensation awards
Name and principal position	Year	Salary	Bonus(1)	Shares of Common Stock underlying options (#)

Louis S. Slaughter,	2005	$250,000	$37,500	—
Chief Executive Officer	2004	$240,384	—	—

Douglas G. Lockie,	2005	$225,000	$33,750	—
President, Chief Technical Officer	2004	$216,346	—	—

Thomas P. Wetmore,	2005	$200,000	$30,000	—
Senior Vice President, Sales and Marketing	2004	$176,923	—	—

Don E. Peck,	2005	$185,000	$13,875	57,200	(2)
Vice President Engineering	2004	$103,173	—	57,200	(3)

D. Duane Butler,	2005	$190,000	$11,875	—
Vice President of Link Operations	2004	$90,615	—	57,200	(4)

——————

(1)

No bonuses were awarded to any executive officers in 2004. On January 5, 2006, longevity bonuses were awarded to Messrs. Slaughter, Lockie, Wetmore, Peck and Butler in the respective amounts of $37,500, $33,750, $30,000, $13,875 and $11,875.

In addition to the bonuses reflected in footnote (1) the Compensation Committee of the Board of Directors, on February 3, 2006, authorized the payment of a one-time discretionary cash bonus performance award for calendar year 2005, which was paid on March 3, 2006, to certain employees, including the following executive officers: $37,500 to Mr. Slaughter, $33,750 to Mr. Lockie, $30,000 to Mr. Wetmore, $27,750 to Mr. Peck and $28,500 to Mr. Butler.

(2)

This option was granted on May 13, 2005, with an exercise price of $7.15 per share, and vests in three equal installments of 33% on May 13th of each of the years 2006, 2007 and 2008, subject to forfeiture under certain conditions and to 100% vesting commencing six months after a change of control as defined in the stock option agreement.

(3)

This option was granted on May 13, 2004, with an exercise price of $5.00 per share, and vests in four equal installments of 25% on May 13th of each of the years 2005, 2006, 2007 and 2008, subject to forfeiture under certain conditions and to 100% vesting commencing six months after a change of control as defined in the stock option agreement.

(4)

This option was granted on July 12, 2004, with an exercise price of $5.00 per share, and vests in four equal installments of 25% on July 12th of each of the years 2005, 2006, 2007 and 2008, subject to forfeiture under certain conditions and to 100% vesting commencing six months after a change of control as defined in the stock option agreement.

The following table sets forth the options granted by the Company to the Named Executive Officers in the 2005 Fiscal Year:

Option Grants in 2005 Fiscal Year

Name	Number of shares of Common Stock underlying options granted		% of total options granted to employees in fiscal year	Individual grant
				Exercise price ($/Sh)	Expiration date

Louis S. Slaughter	—		—	—	—

Douglas G. Lockie	—		—	—	—

Thomas Wetmore	—		—	—	—

Don E. Peck	57,200	(1)	11%	$7.15	5/13/2015

D. Duane Butler	—		—	—	—

——————

(1)

This option vests in three equal installments of 33 1/3% on May 13th of each of the years 2006, 2007 and 2008, subject to forfeiture under certain conditions and to 100% vesting commencing six months after a change of control as defined in the stock option agreement.

The following table sets forth information with respect to the December 31, 2005 option values held by each of the Named Executive Officers who held options at December 31, 2005:

Aggregated Option Exercises in 2005
and Option Values at December 31, 2005

Name	Shares acquired on exercise	Value realized ($)	Number of securities underlying unexercised options at December 31, 2005		Value of unexercised in-the-money options at December 31, 2005(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

Don E. Peck	—	$—	14,300	100,100	$37,180	$137,280
D. Duane Butler	—	$—	14,300	42,900	$37,180	$111,540

——————

(1)

The value of each option is based on $7.60, the last reported sales price of the Company’s Common Stock reported by the OTC Bulletin Board on December 31, 2005, less the exercise price payable for such shares.

2004 Plan

The purpose of the Company’s 2004 Plan is to provide additional incentives to the Company’s officers, other key employees, directors and important consultants by encouraging them to invest in shares of the Company’s Common Stock, and thereby acquire a proprietary interest in us and an increased personal interest in the Company’s continued success and progress.

At December 31, 2005, the aggregate number of shares of the Company’s Common Stock that could be issued under the Company’s 2004 Plan was 1,100,000. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Company’s Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or similar circumstances as determined by the committee administering the 2004 Plan in its sole discretion, the aggregate number and kind of shares which may be issued under the Company’s 2004 Plan shall be appropriately adjusted in a manner determined in the sole discretion of the committee. Reacquired shares of the Company’s Common Stock, as well as unissued shares, may be used for the purpose of the Company’s 2004 Plan. The shares of the Company’s Common Stock subject to options, which have terminated unexercised, either in whole or in part, shall be available for future option grants under the Company’s 2004 Plan.

All of the Company’s officers and key employees are eligible to receive an option or options under the Company’s 2004 Plan. All of the Company’s directors and important consultants to us and of any of the Company’s present or future parent or subsidiary corporations are also eligible to receive an option or options under the Company’s 2004 Plan. The individuals who receive an option or options shall be selected by the committee administering the 2004 Plan, in its sole discretion unless otherwise stipulated in the Company’s 2004 Plan. No individual may receive options under the Company’s 2004 Plan for more than 80% of the total number of shares of the Company’s Common Stock authorized for issuance under the Company’s 2004 Plan.

On March 25, 2005, the Compensation Committee of the Company’s Board of Directors approved an amendment to the 2004 Plan to increase the number of shares of Common Stock available for issuance under the Company’s 2004 Plan from 500,000 to 1,100,000.

As of the Record Date, options to purchase 1,700,800 shares of Common Stock were outstanding under the 2004 Plan, giving effect to the Amendment to the 2004 Plan, as more fully described in Proposal II. Accordingly, as of that date the remaining number of shares for which options could be granted were 145,200.

2006 Bonus Plan

On February 3, 2006 the Compensation Committee of the Board of Directors of the Company approved bonus and performance goals for executive officers and certain other Company personnel for 2006 as the 2006 Bonus Plan. The Bonus Plan provides for payments of cash bonuses to the Company’s executive officers based upon (i) attainment of specified levels of revenue and net operating income/loss to be realized by the Company for the year 2006 and (ii) specified individual performance goals. No bonuses will be paid if the Company does not achieve a minimum level of $20,000,000 in revenues for the year 2006, as well as corresponding projected net operating income/loss levels for the year.

Employment Agreements

On October 13, 2004, the Company’s employment agreements with Messrs. Slaughter, Lockie and Wetmore became effective. The Company’s employment agreement with Mr. Peck commenced in May 2004. Each employment agreement establishes, among other things, base salary levels at amounts designed to be competitive with executive positions at similarly situated companies. Messrs. Slaughter, Lockie, Wetmore, and Peck are entitled to receive annual base salaries of $250,000, $225,000, $210,000 and $194,250 respectively effective January 1, 2006. These annual base salaries will be reviewed annually and may be increased by the board of directors or compensation committee. In addition to their base salaries, each executive is eligible to participate in any bonus plans or incentive compensation programs that the Company may establish from time to time, including the 2006 Plan.

The Company may be obligated to make severance payments to these executives under their employment agreements. Pursuant to their employment agreements, the Company may terminate the agreements for cause at any time and without cause upon 30 days written notice. Any of these executives may terminate his employment agreement for good reason, upon 60 days written notice, if his duties are substantially altered or reduced, his salary is reduced or the Company materially breach his agreement. If the Company terminates the employment of the executive without cause or if the executive terminates his agreement for good reason, the Company must pay the executive his base salary for a severance term of eighteen months in the case of Messrs. Slaughter and Lockie and twelve months in the case of Messrs. Wetmore and Peck; provided, however, that in order to receive the severance payment, the executive officer must sign a general release.

Each of the employment agreements contains restrictive covenants to protect the Company for non-competition, non-solicitation/non-piracy and non-disclosure during the term of the agreement and for a period of two years after its termination or expiration and requires the Company to indemnify the executive for liability incurred as a result of acts performed by him in his capacity as an officer of the company, including reasonable legal expenses.

Compensation Committee Interlocks and Insider Participation

During 2005, none of the executive officers of the Company served on the Board of Directors or the compensation committee of any other entity, any of whose officers serves on the Company’s Board of Directors or Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In connection with the $2.5 million note financing the Company completed in February 2005, each of Mr. Slaughter, the Company’s chief executive officer, and Douglas G. Lockie, the Company’s president, personally pledged 540,993 of his shares of the Company’s Common Stock as partial security for the Company’s obligations under the 8% convertible notes due January 2011 that were issued by us in that financing.

In connection with the Company’s May through July 2005 private placement of Series A preferred stock and class Z warrants, Mr. Slaughter purchased 300 shares and 30,000 warrants for $211,500 in June 2005, and, in July 2005, Mr. Lockie purchased 72 shares and 7,200 warrants for $50,760, Don E. Peck, the Company’s vice president of engineering, purchased 75 shares and 7,500 warrants for $52,875, John E. Krzywicki, the Company’s vice president of marketing, strategy and business development, purchased 50 shares and 5,000 warrants for $35,250 and General McPeak, one of the Company’s directors, purchased 10 shares and 1,000 warrants for $7,050.

The Company issued a total of 12,000 shares of the Company’s Common Stock to the shareholders of Social Fabric Corporation, including 83 shares to Mr. Lockie, as consideration for the Company’s purchase of a patent from such entity on July 11, 2005.

The Company paid fees in 2005 totaling $83,000 to The Hamblin Group for personnel recruitment services. The Hamblin Group is owned by an immediate family member of Mr. Alphonse M. Lucchese, who was a member of the Company’s Board of Directors until his resignation on March 20, 2006. The terms, including pricing, on which the Company did business with Hamblin during 2005 were comparable to those on which the Company obtained similar services from other vendors.

In connection with his resignation from the Board of Directors, Mr. Lucchese entered into a Consulting Agreement with the Company effective March 20, 2006 (the “Consulting Agreement”) to provide twelve days per year of sales and marketing consulting services until January 7, 2009. Under the terms of the Consulting Agreement, the Company agreed to pay Mr. Lucchese $20,000 per year payable at the beginning of each calendar quarter in the amount of $5,000 per quarter plus expenses. In addition, in the event Mr. Lucchese performs any additional special projects at the request of the Company, the Company agreed to pay Mr. Lucchese a special project fee of $1,000 per day. Mr. Lucchese’s options to 45,000 shares of Common Stock of the Company granted October 14, 2004 and 25,000 shares of Common Stock of the Company granted January 5, 2006 will continue to vest during the term of the Consulting Agreement and remain exercisable in accordance with the Company’s 2004 Plan.

Ameristock Corp.

The Company entered into a note and warrant purchase agreement, dated January 26, 2004 and amended on April 19, 2004, with Ameristock Corp., who became one of the Company’s principal stockholders upon the consummation of the initial public offering. Upon execution of the agreement, the Company received $1,000,000 in financing from Ameristock and issued to Ameristock a $1,000,000 convertible note and warrants to acquire 40,000 shares of the Company’s Common Stock at an exercise price of approximately $.001 per share. The note was unsecured and accrued interest at a compounded rate of 10% per year.

On April 19, 2004, the Company entered into another note and warrant purchase agreement with Ameristock, which provided for its funding to us of $1,500,000 in four installments including $900,000 in April 2004 and $200,000 in each of May, June, and July 2004. The Company issued notes identical to those issued in connection with the January 2004 Ameristock financing to evidence all of these loans. In addition, the Company issued to Ameristock warrants to purchase 60,000 shares of the Company’s Common Stock in connection with the April 2004 installment financing, all at an exercise price of approximately $.001 per share.

Upon consummation of the Company’s initial public offering, all $2,500,000 principal amount of the notes issued to Ameristock were automatically converted into an aggregate of 495,050 shares of the Company’s Common Stock at the rate of $5.05 per share. All of the accumulated but unpaid interest accrued on these notes was paid in cash upon the consummation of the initial public offering and the Company used a portion of the proceeds from that offering to satisfy that obligation.

In connection with the Company’s $1.0 million bridge financing in September 2004, Ameristock guaranteed the Company’s repayment of the notes, which guarantee was secured by all of the shares of the Company’s Common Stock beneficially owned by Louis S. Slaughter, the Company’s chief executive officer, chairman and co-founder. Both Ameristock’s guarantee and the pledge of shares securing it terminated upon the consummation of the initial public offering, as all of the bridge notes were repaid upon consummation of the initial public offering from the proceeds of that offering. In consideration for Ameristock’s guarantee of the bridge notes the Company paid it $50,000 on or before the end of November 2004.

Voting Security Ownership of Certain Beneficial Owners and Management

Each person who is known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock.

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock, based on information provided by the persons named below in publicly available filings, as of the Record Date:

•

each of the Company’s directors, nominees for director and Named Executive Officers;

•

all directors and executive officers of the Company as a group; and

•

each person who is known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock.

Unless otherwise indicated, the address of each beneficial owner is care of GigaBeam Corporation, 470 Springpark Place, Suite 900, Herndon, Virginia 20170. Unless otherwise indicated, the Company believes that all persons named in the following table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

For purposes of this table, a person is deemed to be the beneficial owner of the securities if that person has the right to acquire such securities within 60 days of the Record Date upon the exercise of options or warrants. In determining the percentage ownership of the persons in the table below, the Company assumed in each case that the person exercised all options and warrants which are currently held by that person and which are exercisable within such 60 day period, but that options and warrants held by all other persons were not exercised, and based the percentage ownership on 5,767,304 shares outstanding on the Record Date.

Name and address of beneficial owner	Number of shares of Common Stock beneficially owned		Percent of ownership of Common Stock

Louis S. Slaughter	1,126,845		19.54%
Douglas G. Lockie	1,089,495	(2)	18.89%
Thomas P. Wetmore	172,500		2.99%
Don E. Peck	55,393	(3)	*
David A. Buckel	15,000	(4)	*
Richard D. Fiorentino	0	(5)	0%
Merrill A. McPeak	23,530	(6)	*
Ameristock Corp., Wainwright Holdings, Inc. and Nicholas D. Gerber	595,050	(7)	10.32%
Harvey Silverman	520,172	(8)	9.02%
Edward S. Gutman	343,864	(9)	5.96%
D. Duane Butler	14,300	(10)	*
All directors and executive officers as a group (11 persons)	2,551,381	(11)	44.24%

——————

*

Less than 1%

(1)

Includes 150,000 shares of Common Stock held by Bittersweet Holdings LLC and 30,000 shares underlying Z warrants. Mr. Slaughter also owns 300 shares of the Company’s 10% Series A redeemable preferred stock.

(2)

Includes 7,200 shares underlying Z warrants. Mr. Lockie also owns 72 shares of the Company’s 10% Series A redeemable preferred stock.

(3)

Includes 7,500 shares underlying Z warrants and 47,667 shares underlying options that are exercisable within 60 days of the Record Date. Does not include 66,733 shares underlying options that are not exercisable within 60 days of the Record Date. Mr. Peck also owns 75 shares of the Company’s 10% Series A redeemable preferred stock.

(4)

Represents shares issuable upon exercise of options exercisable within 60 days as of the Record Date. Does not include 55,000 shares underlying options that are not exercisable within 60 days of the Record Date.

(5)

Does not include 30,000 shares issuable upon exercise of options that are not exercisable within 60 days of the Record Date.

(6)

Includes 15,000 shares underlying options that are exercisable within 60 days of the Record Date, 5,000 shares underlying IPO warrants and 1,000 shares underlying Z warrants. Does not include 55,000 shares underlying options that are not exercisable within 60 days of the Record Date. General McPeak also owns 10 shares of the Company’s Series A redeemable preferred stock.

(7)

According to a Schedule 13G filed by Ameristock Corporation, Wainwright Holdings Inc. and Nicholas D. Gerber with the SEC on October 29, 2004, the shares of Common Stock reported herein as beneficially owned are owned directly by Ameristock Corporation, an investment adviser, for its own account. Because Ameristock Corporation is a wholly-owned subsidiary of Wainwright Holdings, Inc., Wainwright Holdings, Inc. beneficially owns the shares of the Company’s Common Stock that are directly owned by Ameristock Corporation. In addition, because Mr. Gerber is a 42% shareholder of Wainwright Holdings, Inc. (jointly, with his spouse) and may exercise investment power with respect to the shares of the Company’s Common Stock owned by Ameristock Corporation, Mr. Gerber may be deemed to beneficially own the shares of Common Stock owned by Ameristock Corporation. Mr. Gerber expressly disclaims such beneficial ownership, except to the extent of his indirect pecuniary interest. The address of Ameristock is post office box 6919, Morago, CA 94570. The address of Wainwright Holdings, Inc. is 103 Foulk Road, Suite 202, Wilmington, DE 19803. The address of Nicholas D. Gerber is post office box, Morago, CA 94570.

(8)

According to a Schedule 13G filed by Mr. Silverman with the SEC on March 22, 2005, of the 520,172 shares beneficially owned by him: (i) 116,600 shares are owned by Silverman Partners, LP, a limited partnership of which he is general partner (“SP”); (ii) 189,286 shares are issuable to SP upon exercise of warrants owned by it; (iii) 89,286 shares are issuable to Silverman Partners Class D L.P. (“SPD”), a limited partnership of which Mr. Silverman is general partner, upon the exercise of warrants owned by it; (iv) 62,500 shares are issuable upon conversion of a promissory note owned by SP and (v) 62,500 shares are issuable upon conversion of a promissory note owned by SPD. The business address of Mr. Silverman is c/o Silverman Partners, LP, 888 Seventh Avenue, New York, NY 10106.

(9)

According to a Schedule 13G filed by Mr. Gutman with the SEC on March 22, 2005, of the 343,864 shares owned by him: (i) 20,000 shares are owned by him individually; (ii) 155,714 shares are issuable to him upon exercise of warrants owned by him; (iii) 25,000 shares are issuable upon conversion of promissory notes issued to him; (iv) 1,700 shares are owned by the Gutman Family Foundation (the “Foundation”), of which Mr. Gutman is the President and, as President, he has sole dispositive and voting power over the shares held by the Foundation; (v) 70,914 shares are issuable to the Foundation, upon exercise of warrants owned by it; (vi) 25,000 shares are issuable to the Foundation upon conversion of a promissory note issued to it; (vii) 26,786 shares are issuable to the HRG Trust, a trust for the benefit of Mr. Gutman’s adult children and for which investment decisions are directed by him (“HRG Trust”), upon exercise of warrants and (viii) 18,750 shares are issuable to the HRG Trust upon conversion of a promissory note issued to it by the Company. Mr. Gutman’s address is 888 Seventh Avenue, 17th Floor, New York, NY 10106.

(10)

Represents shares issuable upon exercise of options exercisable within 60 days of the Record Date. Does not include 42,900 shares underlying options that are not exercisable within 60 days of the Record Date.

(11)

Includes 50,700 shares underlying Z warrants, 12,000 shares underlying IPO warrants and 123,634 shares that are issuable upon the exercise of options that are exercisable within 60 days of the Record Date. Does not include 387,966 shares underlying options that are not exercisable within 60 days of the Record Date.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires certain officers and directors of the Company, and any persons who own more than 10% of the Company’s outstanding Common Stock to file forms reporting their initial beneficial ownership of shares and subsequent changes in that ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers and directors of the Company, and greater than 10% beneficial owners are also required to furnish the Company with copies of all such Section 16(a) forms they file.

Based solely on a review of the copies of the forms furnished to the Company, the Company believes that during the 2005 fiscal year, its officers, directors and 10% beneficial owners complied with all section 16(a) filing requirements.

Securities Authorized for issuance under Equity Compensation Plans

The following table details information regarding the Company’s existing equity compensation plans as of December 31, 2005:

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remain available for future issuance

Equity compensation plans approved by security holders(1)	901,800	$6.258	198,200
Equity compensation plans not approved by security holders(2)	3,749,013	$6.858	—
Total	4,650,813		198,200

——————

(1)

At December 31, 2005, under the Company’s 2004 Plan, there were 107,525 options exercisable to purchase shares of the Company’s Common Stock, there were 794,275 options granted but not yet exercisable and 198,200 shares of Common Stock eligible for grant.

(2)

At December 31, 2005, under non-plan options, there were options currently exercisable to purchase 67,671 shares of Common Stock and options granted but not yet exercisable to purchase 98,339 shares of Common Stock. At December 31, 2005, there were warrants currently exercisable to purchase 3,453,003 shares of Common Stock and warrants issued but not yet exercisable to purchase 130,000 shares of Common Stock.

PROPOSAL II

RATIFICATION OF

AMENDMENT TO 2004 STOCK OPTION PLAN

On April 4, 2006, the Compensation Committee of the Board of Directors approved, subject to stockholder ratification, an amendment to the 2004 Plan increasing the number of shares of Common Stock available for issuance under the 2004 Plan from 1,100,000 to 1,850,000 (the “Amendment”).

Reasons for the Amendment

Under the 2004 Plan, of the 1,100,000 shares of Common Stock that were authorized under the 2004 Plan prior to the Amendment, only 12,950 shares were still available for future grant of options as of the date of the Amendment. The purpose of the Amendment was to provide sufficient shares to allow the administrators of the Plan the ability to grant options to officers, employees, directors and independent consultants and contractors of the Company in order to meet the Company’s goals. Between the date of the Amendment and the Record Date, options to purchase 617,750 shares have been granted under the 2004 Plan, subject to stockholder approval. Thus, as of the Record Date, there were outstanding options to purchase a total of 1,700,800 shares of Common Stock and a total of 145,200 shares of Common Stock available for future grant of options under the 2004 Plan, giving effect to the Amendment. As of the Record Date, the market value of the Company’s Common Stock was $13.15.

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, independent consultants and contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock. The Board and the Compensation Committee have found that the grant of options under the 2004 Plan has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board and the Compensation Committee believe that the 2004 Plan, which provides the Compensation Committee flexibility with respect to certain terms under which options may be granted, (a) provides the Company with significant means to attract and retain talented personnel, (b) results in cash savings, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive. The Company believes that there were not a sufficient amount of options available for future grant under the 2004 Plan prior to the Amendment to obtain the benefits from the grant of options noted above.

The Amendment increasing the number of shares of Common Stock available for issuance under the 2004 Plan from 1,100,000 to 1,850,000 was approved by the Board of Directors on April 4, 2006 and options to purchase an aggregate of 617,750 shares of Common Stock have been granted under the 2004 Plan, all of which are subject to stockholder ratification of the Amendment at the Annual Meeting. Consequently, the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on such proposal with respect to the proposal to ratify the Amendment will permit the Company to issue both non-qualified stock options and incentive stock options with respect to the 145,200 additional shares issuable under the 2004 Plan and the options to purchase 617,750 shares of Common Stock that have been granted by the Company subject to stockholder approval of the Amendment. See “Certain Federal Income Tax Consequences of the 2006 Plan” below for a summary of the various federal income tax aspects applicable to incentive stock options and non-qualified stock options and the differences between the two. Stockholder approval is also needed for the Company to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation.

Awards Under the 2004 Plan

Information concerning options granted in 2005 to the Named Executive Officers is set forth under “Executive Compensation – Option Grants in 2005” above. Options granted in 2005 were based on the number of shares available for grant under the 2004 Plan at the time of grant. The following table sets forth information regarding the 1,700,800 options granted under the 2004 Plan as of the Record Date.

Name and Position	Number of Shares Underlying Options		Exercise Price

Louis S. Slaughter, Chairman of the Board, Chief Executive Officer, Treasurer and Assistant Secretary	100,000	(1)	$10.67
Douglas G. Lockie, President, Chief Technology Officer and Director	100,000	(1)	$10.67
Thomas P. Wetmore, Senior Vice President, Sales and Marketing	34,000	(1)	$10.67
D. Duane Butler, Vice President of Link Operations	91,200	(2)		(2)
Don E. Peck, Vice President Engineering	148,400	(3)		(3)
Caroline Baldwin Kahl, Vice President, Corporate Counsel and Secretary	60,000	(4)		(4)
Leighton Stephenson, Chief Financial Officer and Vice President Finance and Administration	90,000	(5)		(5)
David A. Buckel, Director	70,000	(6)		(6)
Richard D. Fiorentino, Director	75,000	(7)		(7)
General Merrill A. McPeak, Director	70,000	(8)		(8)
Executive Officers as a Group	597,600			(9)
Non-Executive Director Group	215,000			(10)
Non-Executive Officer Employee Group	1,386,750			(9)
Advisors and consultants	171,200			(10)

——————

(1)

On April 4, 2006, the Compensation Committee granted these options. This grant is contingent upon receipt of stockholder approval of the Amendment. If approved by the stockholders, such option will expire ten years from the date of such stockholder approval.

(2)

On July 12, 2004 Mr. Butler received options to purchase 57,200 shares of Common Stock at an exercise price of $5.00 per share expiring on July 12, 2014. On April 4, 2006, the Compensation Committee granted Mr. Butler options to purchase 34,000 shares of Common Stock at an exercise price of $10.67 per share; such grant is contingent upon receipt of stockholder approval of the Amendment. If approved by the stockholders, such option will expire ten years from the date of such stockholder approval.

(3)

On May 13, 2004 Mr. Peck received options to purchase 57,200 shares of Common Stock at an exercise price of $5.00 per share, expiring on May 13, 2014. On May 13, 2005, Mr. Peck received options to purchase 57,200 shares of Common Stock at an exercise price of $7.15 per share, expiring on May 13, 2015. On April 4, 2006, the Compensation Committee granted Mr. Peck options to purchase 34,000 shares of Common Stock at an exercise price of $10.67 per share; such grant is contingent upon receipt of stockholder approval of the Amendment. If approved by the stockholders, such option will expire ten years from the date of such stockholder approval.

(4)

On November 5, 2004 Ms. Kahl received options to purchase 40,000 shares of Common Stock at an exercise price of $5.05 per share expiring on November 5, 2014. On April 4, 2006, the Compensation Committee granted Ms. Kahl options to purchase 20,000 shares of Common Stock at an exercise price of $10.67 per share; such grant is contingent upon receipt of stockholder approval of the Amendment. If approved by the stockholders, such option will expire ten years from the date of such stockholder approval.

(5)

On June 24, 2005 Mr. Stephenson received options to purchase 65,000 shares of Common Stock at an exercise price of $7.00 per share expiring on June 24, 2015. On April 4, 2006, the Compensation Committee granted Mr. Stephenson options to purchase 25,000 shares of Common Stock at an exercise price of $10.67 per share; such grant is contingent upon receipt of stockholder approval of the Amendment. If approved by the stockholders, such option will expire ten years from the date of such stockholder approval.

(6)

On October 13, 2004, Mr. Buckel received options to purchase 45,000 shares of Common Stock at an exercise price of $5.05 per share expiring on October 13, 2014. On January 5, 2006, Mr. Buckel received options to purchase 25,000 shares of Common Stock at an exercise price of $8.00 per share, expiring on January 5, 2016.

(7)

Richard D. Fiorentino joined the Company’s Board of Directors in March 2006. On March 21, 2006, Mr. Fiorentino received options to purchase 30,000 shares of the Company’s Common Stock at an exercise price of $9.55 per share, expiring on March 21, 2016. On April 4, 2006, the Compensation Committee granted Mr. Fiorentino options to purchase 45,000 shares of Common Stock at an exercise price of $10.67 per share; such grant is contingent upon receipt of stockholder approval of the Amendment. If approved by the stockholders, such option will expire ten years from the date of such stockholder approval.

(8)

On October 13, 2004, General McPeak received options to purchase 45,000 shares of Common Stock at an exercise price of $5.05 per share expiring on October 13, 2014. On January 5, 2006, General McPeak received options to purchase 25,000 shares of Common Stock at an exercise price of $8.00 per share, expiring on January 5, 2006.

(9)

Exercise prices range from $5.00 to $10.67 per share of Common Stock.

(10)

Exercise prices range from $5.05 to $10.67 per share of Common Stock.

On May 15, 2006, the last sale price of the Common Stock was $13.15 per share as reported by Nasdaq. As of the Record Date, stock options for an aggregate of 1,700,800 shares were awarded under the 2004 Plan of which options to purchase an aggregate of 597,600 shares were awarded to executive officers at exercise prices ranging from $5.00 to $10.67 per share and options to purchase an aggregate of 215,000 shares were awarded to non-employee directors at exercise prices ranging from $5.05 to 10.67 per share.

If the stockholders do not ratify the Amendment, the maximum number of shares issuable under the 2004 Plan will remain at 1,100,000 shares, and the options issued subject to stockholder approval will be cancelled.

Summary of the 2004 Plan

The following summary of the 2004 Plan, as currently in effect, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2004 Plan, set forth as Appendix B to this Proxy Statement.

Shares Reserved for Issuance. Subject to anti-dilution adjustments as provided in the 2004 Plan, (i) a total of 1,850,000 shares of Common Stock have been reserved for issuance pursuant to the 2004 Plan, and (ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2004 Plan may not exceed 80% of the total shares of Common Stock authorized for issuance under the 2004 Plan during the term of the 2004 Plan.

Participation. All officers, employees, directors and independent contractors and consultants of the Company or its subsidiaries (whether now existing or subsequently established) are eligible to participate in the 2004 Plan.

Administration. The 2004 Plan provides that it can be administered by a majority of the independent directors of the Board or the Compensation Committee consisting of two or more members of the Board appointed by the Board. The independent directors or the Compensation Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the expiration dates of such options, the number of shares subject to each option and the exercise price. The independent directors or the Compensation Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Currently, the 2004 Plan is administered by the Compensation Committee.

The 2004 Plan became effective on April 29, 2004 (the “Effective Date”). An amendment to the 2004 Plan approved on August 1, 2004 increased the reserved shares under the 2004 Plan to 500,000, and a later amendment to the 2004 Plan, effective on March 25, 2005, increased the reserved shares to 1,100,000.

The 2004 Plan provides for the grant of “incentive stock options” (“Incentive Stock Options”), as defined in Section 422 of the Code, and for options not qualifying as Incentive Stock Options (“Non-Qualified Stock Options”). The independent directors or the Compensation Committee, as the case may be, shall determine those persons to whom stock options may be granted.

Incentive Stock Options granted pursuant to the 2004 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2004 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to an eligible employee owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary of the Company immediately before the grant (“10% Stockholder”)), and under certain circumstances set forth in the 2004 Plan, may generally be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the independent directors or the Compensation Committee. The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may not be less than such fair market value on the date of grant.

Under the 2004 Plan, the Company may not, in the aggregate, grant Incentive Stock Options that are first exercisable by any optionee during any calendar year (under all such plans of the optionee’s employer corporation and its “parent” and “subsidiary” corporations, as those terms are defined in Section 424 of the Code) to the extent that the aggregate fair market value of the underlying stock (determined at the time the option is granted) exceeds $100,000.

The Compensation Committee must be comprised of two or more members of the Board of Directors, each of whom satisfies the independence criteria of the applicable listing standards of the Nasdaq Stock Market, Inc. Marketplace Rules, or any stock exchange on which the Company’s Common Stock is then listed or admitted for trading, and is a non-employee director within the meaning of Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended.

The 2004 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2004 Plan until the full option price has been paid by the optionee. The Board of Directors or the Compensation Committee may grant individual options under the 2004 Plan with more stringent provisions than those specified in the 2004 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the Board of Directors or the Compensation Committee provides. Stock options granted under the 2004 Plan are exercisable until the earlier of (i) a date set by the Board of Directors or Compensation Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2004 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the Effective Date.

Amendment and Termination. The Board may amend or terminate the 2004 Plan at any time. If the Board amends the 2004 Plan, it does not need to ask for stockholder approval of the amendment unless required. Stockholder approval of any amendment of the 2004 Plan may be required to be obtained if the Board determines that it is otherwise required by the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the 2004 Plan), by the quotation or listing requirements of The Nasdaq Stock Market or any principal securities exchange or market on which the shares of Common Stock are then traded (in order to maintain the listing of the shares thereon) or any other applicable law.

Certain Federal Income Tax Consequences of the 2004 Plan

See Proposal III “Certain Federal Income Tax Consequences of the 2006 Plan.” The Federal income tax consequences of the 2004 Plan and the 2006 Plan are the same.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE AMENDMENT TO THE COMPANY’S 2004 PLAN.

PROPOSAL III

ADOPTION OF THE 2006 STOCK OPTION PLAN

On April 28, 2006, the Compensation Committee of the Board of Directors approved and adopted, subject to stockholder approval, the 2006 Plan. There are 1,500,000 shares of the Company’s Common Stock reserved for issuance under the 2006 Plan, up to 750,000 of which can be Incentive Stock Options. As of the date of this proxy statement, no stock options have been granted under the 2006 Plan. If this proposal is approved by the stockholders, Company officers, directors, employees and consultants will be eligible to receive options pursuant to the 2006 Plan. The summary of the 2006 Plan that follows is qualified in its entirety by reference to the complete text contained in Appendix C.

Reasons for the 2006 Plan

The Board believes that, to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, independent consultants and contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock. The Board has found that the grant of options under the 2004 Plan has proven to be a valuable tool in attracting, retaining and motivating key employees and consultants. Accordingly, the Board believes that, similarly, the 2006 Plan, will provide the Board flexibility with respect to certain terms under which options may be granted, (a) provides the Company with significant means to attract and retain talented personnel, (b) results in cash savings, which otherwise would be required to maintain current employees and adequately attract and reward personnel and others who perform services for the Company, and (c) consequently, will prove beneficial to the Company’s ability to be competitive.

The number of shares of Common Stock available for issuance under the 2006 Plan is 1,500,000, and was approved by the Compensation Committee of the Board of Directors on April 28, 2006, and the 2006 Plan is subject to stockholder approval at the Annual Meeting. Consequently, the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on such proposal with respect to the proposal to approve the adoption of the 2006 Plan will permit the Company to issue both non-qualified stock options and incentive stock options with respect to the shares issuable under the 2006 Plan. See “Certain Federal Income Tax Consequences of the 2006 Plan” below for a summary of the various federal income tax aspects applicable to incentive stock options and non-qualified stock options and the differences between the two. Stockholder approval is also needed for the Company to satisfy one of the conditions of Section 162(m) of the Code applicable to performance-based compensation.

Summary of the 2006 Plan

The following summary of the 2006 Plan, as currently in effect, does not purport to be complete, and is subject to and qualified in its entirety by reference to the full text of the 2006 Plan, set forth as Appendix C to this Proxy Statement.

Shares Reserved for Issuance. Subject to anti-dilution adjustments as provided in the 2006 Plan, (i) a total of 1,500,000 shares of Common Stock have been reserved for distribution pursuant to the 2006 Plan, up to 750,000 of which may be issued as Incentive Stock Options, and (ii) the maximum number of shares of Common Stock that may be issued to any individual participant under the 2006 Plan may not exceed 80% of the total shares of Common Stock authorized for issuance under the 2006 Plan during the term of the 2006 Plan.

Participation. All officers, employees, directors and independent contractors and consultants of the Company or its subsidiaries (whether now existing or subsequently established) are eligible to participate in the 2006 Plan.

Administration. The 2006 Plan provides that it can be administered by a majority of the independent directors of the Board or the Compensation Committee consisting of two or more members of the Board appointed by the Board. The independent directors or the Compensation Committee will determine, among other things, the persons to whom options will be granted, the type of options to be granted, the number of shares subject to each option and the exercise price. The independent directors or the Compensation Committee will also determine the term of each option, the restrictions or limitations thereon, and the manner in which each such option may be exercised. Currently, the Company intends that the Compensation Committee will administer the 2006 Plan.

The 2006 Plan provides for the grant of Incentive Stock Options and for Non-Qualified Stock Options. The independent directors or the Compensation Committee, as the case may be, shall determine those persons to whom stock options may be granted.

Incentive Stock Options granted pursuant to the 2006 Plan are nontransferable by the optionee during his lifetime. Options granted pursuant to the 2006 Plan will expire if not exercised within 10 years of the grant (five years in the case of Incentive Stock Options granted to a 10% Stockholder, and under certain circumstances set forth in the 2006 Plan, may generally be exercised within three (3) months following termination of employment (one year in the event of death, retirement or disability of the optionee), unless the term of the option, pursuant to the stock option agreement, expires earlier. Options may be granted to optionees in such amounts and at such prices as may be determined, from time to time, by the Board or the . The exercise price of an Incentive Stock Option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder may not be less than 110% of such fair market value. The exercise price of a Non-Qualified Stock Option may not be less than such fair market value on the date of grant.

Under the 2006 Plan, the Company may not, in the aggregate, grant more than 750,000 Incentive Stock Options.

The Compensation Committee must be comprised of two or more members of the Board of Directors, each of whom satisfies the independence criteria of the applicable listing standards of the Nasdaq Stock Market, Inc. Marketplace Rules, or any stock exchange on which the Company’s Common Stock is then listed or admitted for trading, and is a non-employee director within the meaning of Rule 16b-3(b) promulgated under the Securities Exchange Act of 1934, as amended.

The 2006 Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of Common Stock subject to options which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. No shares of Common Stock of the Company may be issued upon the exercise of any option granted under the 2006 Plan until the full option price has been paid by the optionee. The independent directors or the Compensation Committee may grant individual options under the Plan with more stringent provisions than those specified in the 2006 Plan.

Options become exercisable in such amounts, at such intervals and upon such terms and conditions as the independent directors or the Compensation Committee provides. Stock options granted under the 2006 Plan are exercisable until the earlier of (i) a date set by the independent directors or Compensation Committee at the time of grant or (ii) the close of business on the day before the tenth anniversary of the stock option’s date of grant (the day before the fifth anniversary in the case of an Incentive Stock Option granted to a 10% Stockholder). The 2006 Plan will remain in effect until all stock options are exercised or terminated. Notwithstanding the foregoing, no options may be granted on or after the tenth anniversary of the date the 2006 Plan is approved by stockholders.

Amendment and Termination. The Board may amend or terminate the 2006 Plan at any time. If the Board amends the 2006 Plan, it does not need to ask for stockholder approval of the amendment unless required. Stockholder approval of any amendment of the 2006 Plan may be required to be obtained if the Board determines that it is otherwise required by the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the 2006 Plan), by the quotation or listing requirements of The Nasdaq Stock Market or any principal securities exchange or market on which the shares of Common Stock are then traded (in order to maintain the listing of the shares thereon) or any other applicable law.

Awards to be Made Under the 2006 Plan. The Board of Directors approved the 2006 Plan in April 2006, subject to stockholder approval. To date, no awards have been made under the 2006 Plan. No determinations have been made with respect to the type or number of awards to be made under the 2006 Plan. It is not possible at present to specify the benefits that will be received under the 2006 Plan by any individual or that would have been received by or allocated to an individual for the last completed fiscal year had the 2006 Plan been in effect.

Certain Federal Income Tax Consequences of the 2006 Plan

The following is a brief summary of the Federal income tax aspects of options granted under the 2006 Plan and the 2004 Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences. The Federal income tax consequences of the 2006 Plan and the 2004 Plan are the same. For purposes of this section only, all references to the 2006 Plan shall be deemed to include the 2004 Plan.

Incentive Stock Options. The optionee will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares of Common Stock received upon exercise of an Incentive Stock Option after the later of two years from the date of grant and one year after the transfer of the shares to the optionee, (a) the optionee will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (b) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment to the optionee for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the optionee. In the case of a disposition of shares in the same taxable year as the exercise, there will be no adjustment for alternative minimum tax purposes.

If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (a) the optionee will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (b) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The optionee will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the optionee held the shares, and the Company will not qualify for a deduction with respect to such excess.

Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the optionee’s employment, the option will generally be taxed as a Non-Qualified Stock Option. See “Non-Qualified Stock Options.”

Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, (a) upon grant of the option, the optionee will recognize no income; (b) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code; (c) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the optionee; and (d) on a sale of the shares, the optionee will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the optionee’s hands depending upon the length of time that the optionee held the shares. If the optionee’s shares acquired upon exercise are subject to a substantial risk of forfeiture, the optionee will have an election to treat the exercise as a taxable event or defer the Federal income tax consequences according to the rules described below.

A participant’s rights in shares of Common Stock subject to options granted under the 2006 Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares received upon exercise of options granted under the 2006 Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for such shares as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant.

Other Tax Matters. If unmatured installments of options are accelerated as a result of a Change of Control (as defined in the 2006 Plan), the value of the accelerated vesting may be included in determining whether or not a participant has received an “excess parachute payment” under Section 280G of the Code, which could result in (a)

the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise and (b) the loss by the Company of a compensation deduction.

Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Code, compensation paid to the Chief Executive Officer or any of the next four most highly compensated executive officers of the Company in excess of $1 million per taxable year generally will be deductible for Federal income tax purposes only if it qualified as performance-based compensation. Awards granted under the 2006 Plan are intended to qualify as performance-based compensation within the meaning Section 162(m) of the Code and regulations under that section.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE COMPANY’S 2006 PLAN.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company has engaged BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm since April 2004, and BDO reported on the financial statements of the Company for the fiscal year ended December 31, 2005. A representative of BDO is expected to be present at the Annual Meeting. A representative of BDO will have an opportunity to make a statement at the Annual Meeting if he or she desires to do so, and will be available to respond to appropriate questions at the Annual Meeting.

The aggregate fees billed by the Company’s independent auditor for the fiscal years ended December 31, 2004 and 2005 are set forth below.

	2004	2005

Audit Fees(1)	$167,653	$316,941
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$167,653	$316,941

——————

(1)

Includes services rendered for the audit of the Company’s annual financial statements for the six months ended June 30, 2004 and the years ended December 31, 2005 and 2004, the review of the financial statements included in the Company’s Forms 10-QSB for 2005 and 2004 and its Registration Statements on Form SB-2.

Pre-approval Policies and Procedures

Consistent with the Securities and Exchange Commission requirements regarding auditor independence, the Company’s Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services provided by the Company’s principal accountant. Under the policy, the Audit Committee must approve non-audit services prior to the commencement of the specified service. The Company’s principal accountants have verified, and will verify annually, to the Audit Committee that they have not performed, and will not perform any prohibited non-audit service. The Audit Committee had considered whether the provision of services described above is compatible with maintaining BDO’s independence.

Audit Committee Report

In March 2006, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee conducted discussions with its independent auditors, BDO, regarding the matters required by the Statement on Auditing Standards (“SAS”) No. 61. As required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” the Audit Committee has discussed with, and received the required written disclosures and confirming letter from, BDO regarding its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005.

Audit Committee of the Board of Directors:
David A. Buckel (Chairman)
Richard D. Fiorentino
General Merrill A. McPeak

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at the Company’s Annual Meeting of Stockholders for the year ending December 31, 2006 to be held in the year 2007 must submit the proposal in proper form to the Secretary of the Company at its address set forth on the first page of this Proxy Statement (or such other address as then constitutes its executive offices) not later than January 31, 2007 in order for the proposition to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such meeting. Such proposals must be presented in a manner consistent with the Company’s By-Laws and applicable laws. Any such proposals, and any questions related thereto, should be directed to the Company’s Corporate Secretary at 470 Springpark Place, Suite 900, Herndon, VA 20170.

If a stockholder submits a proposal after the January 31, 2007 deadline but still wishes to present it at the Annual Meeting of Stockholders (but not in the Company’s proxy statement) for the year ending December 31, 2006, the proposal (presented in a manner consistent with the Company’s By-Laws and applicable law) must be submitted to the Company’s Corporate Secretary in proper form at the address set forth above no later than April 16, 2007.

The Nominating and Corporate Governance Committee will consider nominees for director recommended by the Company’s stockholders provided that the recommendation contains sufficient information for the Nominating and Corporate Governance Committee to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the Nominating and Corporate Governance Committee receive. Recommendations must state the name and address of the stockholder who is submitting the recommendation and of the persons being nominated. In addition, recommendations must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASD Marketplace Rule 4200, or, alternatively, a statement that the recommended candidate would not be so barred. Each nomination is also required to set forth a representation that the stockholder making the nomination is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the board are determined by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will generally require that director candidates be qualified individuals who, if added to the Board, would require the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Nominating and Corporate Governance Committee in its discretion; (ii) qualities reflecting a proven record of accomplishment and ability to work with others; (iii) knowledge of the Company’s industry; (iv) relevant experience and knowledge of corporate governance practices; and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a director of the Company.

A stockholder wishing to nominate a candidate for election to the Board of Directors at the Annual Meeting of Stockholders to be held in 2007 is required to give written notice (containing the required information specified above), addressed to the Nominating and Corporate Governance Committee, GigaBeam Corporation, c/o Corporate Secretary, 470 Springpark Place, Suite 900, Herndon, VA 20170, of his or her intention to make such a nomination. Pursuant to the Company’s by-laws, the notice of nomination and other required information must be received by the Company’s Secretary by January 31, 2007.

The Company did not receive notice of any proposed matter to be submitted by stockholders for a vote at this Annual Meeting and, therefore, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company’s Board of Directors and received in respect of this Annual Meeting will be voted in the discretion of the Company’s management on such other matters which may properly come before the Annual Meeting. Moreover, if the Company does not receive notice by April 16, 2007 of a proposed matter to be submitted by a stockholder for stockholders vote at the Annual Meeting of Stockholders for the fiscal year ending December 31, 2006, then, in accordance with Exchange Act Rule 14a-4(c) any proxies held by persons designated as proxies by the Company’s Board of Directors in respect of such Annual Meeting of Stockholders may be voted at the discretion of such persons on such matter if it shall properly come before such Annual Meeting of Stockholders.

With respect to the deadlines discussed above, if the date of the Annual Meeting of Stockholders to be held in 2007 is advanced by more than thirty days or delayed (other than as a result of adjournment) by more than thirty days from the anniversary of the Annual Meeting held in 2006, a stockholder must submit any such proposal to the Company no later than the close of business on the sixtieth day prior to the date of the 2007 Annual Meeting.

OTHER INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 2005 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 11, 2006.

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

Louis S. Slaughter
May 30, 2006	Chairman of the Board

APPENDIX A

GIGABEAM CORPORATION

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Corporate Governance Committee (the “Committee”) of GigaBeam Corporation (the “Corporation”) is appointed by the Board of Directors (the “Board”) to assist the Board in carrying out the Board’s responsibilities relating to (i) the identification and selection of qualified individuals to become Board members and members of Board committees; (ii) the development, adoption and periodic monitoring/updating of corporate governance principles and policies; and (iii) the oversight of the evaluation of the Board.

The Committee is also responsible for producing a report to enable the Corporation to make the required disclosures in the Corporation’s proxy statement, in accordance with applicable rules and regulations, regarding the nominations process and the work of this Committee.

Composition

The Committee shall consist of at least two (2) members as determined by the Board. All members of the Committee must satisfy the independence requirements of The Nasdaq Stock Market and other applicable regulatory requirements.

The Board of Directors shall elect or appoint the members of the Committee. Subject to earlier removal by the Board of Directors, each member shall serve until he or she is no longer a director of the Corporation, and until his or her successor shall have been duly elected and qualified. A Committee member may be removed by Board of Directors at any time in its discretion, whereupon the resulting vacancy shall be filled by the Board of Directors. The Committee members shall elect a chairperson by a vote of a majority of the full Committee, or, if the members have failed to do so, then the Board of Directors shall designate a chairperson.

The Committee may form and delegate authority to subcommittees of this Committee when appropriate.

Structure and Meetings

The chairperson shall, after consultation with the other members of the Committee, (i) determine the dates, times and places for meetings of the Committee, and (ii) set the agenda for each meeting. The Committee shall hold at least two meetings per year, in person or by teleconference, and such additional meetings as the chairperson determines are warranted under the circumstances in order for the Committee to fulfill its mandate. The chairperson of the Committee shall preside at each meeting of the Committee, except that in the absence of the chairperson at any particular meeting, then the Committee member designated by the chairperson shall preside at such meeting. A majority of the total number of Committee members then in office shall constitute a quorum for the transaction of committee business and all matters to be decided by the Committee shall be decided by the affirmative vote of a majority of the members present in person or by proxy at a duly called meeting of the Committee.

Duties and Responsibilities

The Committee shall have the following power, authority and responsibilities:

1.

Identify individuals qualified to become Board members and members of Board committees (including members to fill vacancies), consistent with criteria approved by the Board, and to recommend particular director nominees to the Board (including nominations for re-election of continuing/incumbent directors) for the next annual meeting of shareholders, except if and to the extent the Corporation is legally required by contract or otherwise to provide third parties with the ability to nominate directors (in which case the selection and nomination of such directors need not be subject to action by this Committee). The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise and exemplary personal integrity and reputation. The Committee will also have authority to

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obtain advice and assistance from internal or external legal, accounting or other advisors at the Corporation’s expense and will have sole authority to approve the any such advisor’s fees and other retention terms.

2.

Develop and recommend to the Board a set of corporate governance guidelines and principles applicable to the Corporation, including, without limitation, (i) a requirement that the Corporation’s non-management directors meet at regularly scheduled executive sessions without Corporation management, (ii) director qualification standards (including qualification standards for service on Board committees), including independence, (iii) director responsibilities, including attendance at meetings and advance review of materials, (iv) director access to management and independent advisors, (v), (vii) management succession, including principles for CEO selection and performance review; and (viii) annual evaluation of Board and committee performance.

3.

Oversee the evaluation of the Board.

4.

Monitor data submitted to the Board by individual directors that may impact independence (such as, for example, data relating to new or changes in affiliations, employment, investments, transactions and relationships) and make recommendations to the Board regarding action, if any, that may be required in view of such data.

5.

Consider and make recommendations to the Board on membership of Board committees and the responsibilities of those committees to enhance overall Board performance.

6.

Review CEO procedures or programs for orientation of new directors and continuing education of directors.

8.

Make periodic reports to the Board.

9.

Periodically evaluate and make recommendations with respect to: (i) director qualifications and selection criteria, such as retirement age and experience; and (ii) board size and composition.

10.

Periodically review and make recommendations with respect to the corporate governance guidelines and code of ethics.

11.

Review and reassess annually the adequacy of this Charter and recommend to the Board for approval any proposed changes to this Charter.

12.

Evaluate periodically its own performance and report to the full Board of Directors with respect to the same.

13.

Perform such other duties and responsibilities as may be assigned to the Committee from time to time by the Board of Directors.

Operating Policies

1.

The Committee will keep the minutes of all Committee meetings (designating in its discretion such individuals to record the minutes) and approve them by subsequent action. The Committee will circulate the approved minutes of the Committee meetings to the full Board for review.

2.

The Committee will determine its rules of procedure in accordance with the Corporation’s principles of corporate governance and the Corporation’s Bylaws.

3.

At each regular Board meeting held following a Committee meeting, the chairperson of the Committee will report to the Board regarding the actions taken by and the activities and findings of the Committee since the last Board meeting, as well as any recommendations for action by the Board when appropriate.

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APPENDIX B

GIGABEAM CORPORATION

2004 STOCK OPTION PLAN

1. Purpose of Plan

The purpose of this 2004 Stock Option Plan (the “Plan”) is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, GigaBeam Corporation, a Delaware corporation (the “Company”), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company’s Common Stock, par value $0.001 (“Common Stock”), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company’s continued success and progress.

2. Aggregate Number of Shares

The aggregate number of shares of the Company’s Common Stock that may be issued under this Plan is 390,000. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company’s Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3. Class of Persons Eligible to Receive Options

All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 80% of the total number of shares of the Company’s Common Stock authorized for issuance under this Plan.

4. Administration of Plan

(a) This Plan shall be administered by the Company’s Board of Directors; provided, however, that upon the earlier of becoming subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or completing an initial public offering, this Plan shall be administered by a majority of the “Independent Directors,” as such term is defined by Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules, or any stock exchange on which the Company’s Common Stock is then listed or admitted for trading (“Independent Directors”), of the Company’s Board of Directors or by the Compensation Committee of the Company’s Board of Directors. Upon becoming subject to the reporting requirements of the Exchange Act, the Committee shall consist of a minimum of two members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule and also an Independent Director, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term “Committee,” as used in this Plan and the options granted hereunder, refers to the Board of Directors, a majority of the Independent Directors of the Board of Directors or to the Compensation Committee, whichever is then administering this Plan.

(b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

5. Incentive Stock Options and Non-Qualified Stock Options

(a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, and a “Non-Qualified Stock Option” is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company’s Common Stock on the date of the grant of the option. The fair market value of the Company’s Common Stock on any particular date shall mean the last reported sale price of a share of the Company’s Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then listed or admitted to trading on any stock exchange or, quoted on the Nasdaq Stock Market, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

(b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan to officers and employers shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422(b) of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422(b) of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

(c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

(d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, stockholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an “Incentive Stock Option.”

(e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6. Amendment, Supplement, Suspension and Termination

Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the Board of Directors of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not, without the consent of the optionee, affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder or applicable rules of the stock exchange on which the Common Stock is then listed or admitted to trading or if the Common Stock is then quoted on the Nasdaq Stock Market, then the Nasdaq Stock Market, to be approved by the stockholders of the Company in order to permit the granting of Options pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder or applicable rules of the exchange on which the Common Stock is then listed or admitted for trading or the Nasdaq Stock Market. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

7. Effectiveness of Plan

This Plan shall become effective upon on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining stockholder approval, provided such options shall not be exercisable until stockholder approval is obtained.

8. General Conditions

(a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective stockholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d) The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

9. Amendments

Approval Date	Section Amended
August 1, 2004	2

2. Aggregate Number of Shares

The aggregate number of shares of the Company’s Common Stock that may be issued under this Plan is 500,000. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company’s Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

Approval Date	Section Amended
March 25, 2005	2

2. Aggregate Number of Shares

The aggregate number of shares of the Company’s Common Stock that may be issued under this Plan is 1,100,000. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company’s Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

Approval Date	Section Amended
June 23, 2006 [subject to stockholder approval]	2

2. Aggregate Number of Shares

The aggregate number of shares of the Company’s Common Stock that may be issued under this Plan is 1,850,000. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company’s Common Stock, as well as unissued shares, may be used for the purpose of this

Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

APPENDIX I

INCENTIVE STOCK OPTION

To:

Name

Address

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase ___________ shares of Common Stock, par value $0.001 (“Common Stock”), of GigaBeam Corporation, a Delaware corporation (the “Company”), at a price of $______ per share pursuant to the Company’s 2004 Stock Option Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after ______ year from the date of grant, but not before that time. On and after ______ year and prior to ______ years from the date of grant, your option may be exercised for up to ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ______ years after the date of grant, except if terminated earlier as provided herein.

In the event of a “Change of Control” (as defined below) of the Company, your option may, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances) and your vesting date will accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1. As a result of any transaction, any one stockholder becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

2. Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called attestation procedure to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. Provided you are willing to continue your employment for the Company or a successor after a Change of Control at the same compensation you enjoyed immediately prior to such Change of Control, if your employment is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an acceleration event. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the shares bearing the legend under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested or exercisable.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GigaBeam Corporation

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the Plan, and having read them hereby signify my understanding of, and my agreement with, their terms and conditions. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Signature)	(Date)

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER
KEY EMPLOYEES

To:

Name

Address

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $0.001 (“Common Stock”), of GigaBeam Corporation, a Delaware corporation (the “Company”), at a price of $______ per share pursuant to the Company’s 2004 Stock Option Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after ______ year from the date of grant, but not before that time. On and after ______ year and prior to ______ years from the date of grant, your option may be exercised for up to ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ______ years after the date of grant, except if terminated earlier as provided herein.

In the event of a “Change of Control” (as defined below) of the Company, your option may, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances) and your vesting date will accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1. As a result of any transaction, any one stockholder becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

2. Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called attestation procedure to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. Provided you are willing to continue your employment for the Company or a successor after a Change of Control at the same compensation you enjoyed immediately prior to such Change of Control, if your employment is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an acceleration event. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

Except for transfers to ________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the shares bearing the legend under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested or exercisable.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GigaBeam Corporation

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

(Signature)	(Date)

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS
AND IMPORTANT CONSULTANTS

To:

Name

Address

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of Common Stock, par value $0.001 (“Common Stock”), of GigaBeam Corporation, a Delaware corporation (the “Company”), at a price of $______ per share pursuant to the Company’s 2004 Stock Option Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after ______ year from the date of grant, but not before that time. On and after ______ year and prior to ______ years from the date of grant, your option may be exercised for up to ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ______ years after the date of grant, except if terminated earlier as provided herein.

In the event of a “Change of Control” (as defined below) of the Company, your option may, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances) and your vesting date will accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1. As a result of any transaction, any one stockholder becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

2. Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called attestation procedure to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. Provided you are willing to continue your relationship for the Company or a successor after a Change of Control at the same terms you enjoyed immediately prior to such Change of Control, if your relationship is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an acceleration event. If you are a director of, or consultant to, a subsidiary corporation, your directorship or consultancy shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of, or consultant to, the Company or another subsidiary corporation, or on that date became a director of, or consultant to, the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become a director of, or consultant to, the Company or another subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

Except for transfers to ______ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the shares bearing the legend under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company for any specified period of time. This means that either you or the Company may terminate your relationship with the Company at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, the Company may terminate your relationship with the Company prior to the date on which your option becomes vested or exercisable.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GigaBeam Corporation

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

(Signature)	(Date)

APPENDIX C

GIGABEAM CORPORATION

2006 STOCK OPTION PLAN

1. Purpose of Plan

The purpose of this 2006 Stock Option Plan (the “Plan”) is to provide additional incentive to officers, other key employees, and directors of, and important consultants to, GigaBeam Corporation, a Delaware corporation (the “Company”), and each present or future parent or subsidiary corporation, by encouraging them to invest in shares of the Company’s common stock, par value $0.001 (“Common Stock”), and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company’s continued success and progress.

2. Aggregate Number of Shares

The aggregate number of shares of the Company’s Common Stock that may be issued under this Plan is 1,500,000 of which 750,000 shares of Common Stock may be issued pursuant to incentive stock options granted under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee. Reacquired shares of the Company’s Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

3. Class of Persons Eligible to Receive Options

All officers and key employees of the Company and of any present or future Company parent or subsidiary corporation are eligible to receive an option or options under this Plan. All directors of, and important consultants to, the Company and of any present or future Company parent or subsidiary corporation are also eligible to receive an option or options under this Plan. The individuals who shall, in fact, receive an option or options shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof. No individual may receive options under this Plan for more than 80% of the total number of shares of the Company’s Common Stock authorized for issuance under this Plan.

4. Administration of Plan

(a) This Plan shall be administered by a majority of the “Independent Directors,” as such term is defined by Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. Marketplace Rules, or any stock exchange on which the Company’s Common Stock is then listed or admitted for trading (“Independent Directors”), of the Company’s Board of Directors or by the Compensation Committee of the Company’s Board of Directors. The Committee shall consist of a minimum of two members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule and also an Independent Director, except that the failure of the Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option from being considered granted under this Plan. The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option. The term “Committee,” as used in this Plan and the options granted hereunder, refers to a majority of the Independent Directors of the Board of Directors or to the Compensation Committee, whichever is then administering this Plan.

(b) The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the right to construe the Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

(c) Options under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any holder of an option with respect to any adverse tax consequences arising under Section 409A or other provision of the Code. If any provision of the Plan or an option agreement contravenes any regulations or Treasury guidance promulgated under Code Section 409A or could cause an option to be subject to the interest and penalties under Code Section 409A, such provision of the Plan or option shall be modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Code Section 409A. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an option that is subject to Code Section 409A to the extent such discretionary authority will contravene Section 409A or the regulations or guidance promulgated thereunder. Notwithstanding any provisions of this Plan or any option granted hereunder to the contrary, no acceleration shall occur with respect to any option to the extent such acceleration would cause the Plan or an option granted hereunder to fail to comply with Code Section 409A.

5. Incentive Stock Options and Non-Qualified Stock Options

(a) Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee. An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, and a “Non-Qualified Stock Option” is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option. The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person. The option price for options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Company’s Common Stock on the date of the grant of the option. The fair market value of the Company’s Common Stock on any particular date shall mean the last reported sale price of a share of the Company’s Common Stock on any stock exchange on which such stock is then listed or admitted to trading, or on the Nasdaq Stock Market, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then listed or admitted to trading on any stock exchange or, quoted on the Nasdaq Stock Market, the average of the bid and asked prices in the over-the-counter market on such date, or if none of the foregoing, a price determined in good faith by the Committee to equal the fair market value per share of the Common Stock.

(b) Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan to officers and employers shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code. At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422(b) of the Code and the regulations thereunder. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422(b) of the Code and the regulations thereunder. In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

(c) Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to directors and important consultants pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

(d) Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, stockholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an Incentive Stock Option; or (iii) any option granted pursuant to Section 5(c) hereof is an “Incentive Stock Option.”

(e) Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution. Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order. For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

6. Amendment, Supplement, Suspension and Termination

Options shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan is adopted by the stockholders of the Company. The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not, without the consent of the optionee, affect options granted under the Plan prior to the actual date on which such action occurred. If an amendment or supplement of this Plan is required by the Code or the regulations thereunder or applicable rules of the stock exchange on which the Common Stock is then listed or admitted to trading or if the Common Stock is then quoted on the Nasdaq Stock Market, then the Nasdaq Stock Market, to be approved by the stockholders of the Company in order to permit the granting of Options pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the stockholders of the Company in such manner as is prescribed by the Code and the regulations thereunder or applicable rules of the exchange on which the Common Stock is then listed or admitted for trading or the Nasdaq Stock Market. If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for stockholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for stockholder approval.

7. Effectiveness of Plan

This Plan shall become effective upon on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder. Options may be granted under this Plan prior to obtaining stockholder approval, provided such options shall not be exercisable until stockholder approval is obtained.

8. General Conditions

(a) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

(b) Nothing contained in this Plan or any option granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective stockholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c) Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d) The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e) References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

9. Amendments

Approval Date	Section Amended
2

APPENDIX I

INCENTIVE STOCK OPTION

To:

Name

Address

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of common stock, par value $0.001 (“Common Stock”), of GigaBeam Corporation, a Delaware corporation (the “Company”), at a price of $______ per share pursuant to the Company’s 2006 Stock Option Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after ______ year from the date of grant, but not before that time. On and after ______ year and prior to ______ years from the date of grant, your option may be exercised for up to ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ______ years after the date of grant, except if terminated earlier as provided herein.

In the event of a “Change of Control” (as defined below) of the Company, your option may, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances) and your vesting date will accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1. As a result of any transaction, any one stockholder becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

2. Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called attestation procedure to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. Provided you are willing to continue your employment for the Company or a successor after a Change of Control at the same compensation you enjoyed immediately prior to such Change of Control, if your employment is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an acceleration event. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the shares bearing the legend under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment. To the extent that the number of shares subject to this option which are exercisable for the first time exceed the $100,000 limitation contained in Section 422(d) of the Code, this option will not be considered an Incentive Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested or exercisable.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GigaBeam Corporation

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the Plan, and having read them hereby signify my understanding of, and my agreement with, their terms and conditions. I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Signature)	(Date)

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS AND OTHER
KEY EMPLOYEES

To:

Name

Address

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of common stock, par value $0.001 (“Common Stock”), of GigaBeam Corporation, a Delaware corporation (the “Company”), at a price of $______ per share pursuant to the Company’s 2006 Stock Option Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after ______ year from the date of grant, but not before that time. On and after ______ year and prior to ______ years from the date of grant, your option may be exercised for up to ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ______ years after the date of grant, except if terminated earlier as provided herein.

In the event of a “Change of Control” (as defined below) of the Company, your option may, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances) and your vesting date will accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1. As a result of any transaction, any one stockholder becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

2. Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called attestation procedure to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death, in which case your option will terminate one year from the date of termination of employment due to disability or death (but in no event later than the Scheduled Termination Date). After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. Provided you are willing to continue your employment for the Company or a successor after a Change of Control at the same compensation you enjoyed immediately prior to such Change of Control, if your employment is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an acceleration event. If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

Except for transfers to ______ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the shares bearing the legend under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company. Further, nothing herein guarantees you employment for any specified period of time. This means that either you or the Company may terminate your employment at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested or exercisable.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GigaBeam Corporation

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

(Signature)	(Date)

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR DIRECTORS
AND IMPORTANT CONSULTANTS

To:

Name

Address

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase ______ shares of common stock, par value $0.001 (“Common Stock”), of GigaBeam Corporation, a Delaware corporation (the “Company”), at a price of $______ per share pursuant to the Company’s 2006 Stock Option Plan (the “Plan”).

This option shall terminate and is not exercisable after ten years from the date of its grant (the “Scheduled Termination Date”), except if terminated earlier as hereafter provided.

Your option may first be exercised on and after ______ year from the date of grant, but not before that time. On and after ______ year and prior to ______ years from the date of grant, your option may be exercised for up to ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Each succeeding year thereafter your option may be exercised for up to an additional ______ of the total number of shares subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances). Thus, this option is fully exercisable on and after ______ years after the date of grant, except if terminated earlier as provided herein.

In the event of a “Change of Control” (as defined below) of the Company, your option may, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances) and your vesting date will accelerate accordingly. A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1. As a result of any transaction, any one stockholder becomes a beneficial owner, directly or indirectly, of securities of the Company representing more than 40% of the Common Stock of the Company or the combined voting power of the Company’s then outstanding securities; or

2. Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) (unless prohibited by the Committee) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company’s Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Committee) any combination of cash and Common Stock of the Company valued as provided in clause (b). The use of the so-called attestation procedure to exercise a stock option may be permitted by the Committee. Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant. Provided you are willing to continue your relationship for the Company or a successor after a Change of Control at the same terms you enjoyed immediately prior to such Change of Control, if your relationship is involuntarily terminated without cause after a Change of Control, you may exercise this option for the number of shares you would have had a right to purchase on the date of an acceleration event. If you are a director of, or consultant to, a subsidiary corporation, your directorship or consultancy shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of, or consultant to, the Company or another subsidiary corporation, or on that date became a director of, or consultant to, the Company or another subsidiary corporation. Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become a director of, or consultant to, the Company or another subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Committee shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

Except for transfers to ______ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a) Until the Plan pursuant to which this option is granted is approved by the stockholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d) Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) the employee’s portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.”

The foregoing legend shall be removed upon registration of the shares bearing the legend under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422(b) of the Code and the regulations thereunder.

Nothing herein guarantees your term as a director of, or consultant to, the Company for any specified period of time. This means that either you or the Company may terminate your relationship with the Company at any time for any reason, with or without cause, or for no reason. You recognize that, for instance, the Company may terminate your relationship with the Company prior to the date on which your option becomes vested or exercisable.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time. However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks. Thereafter, the dispute or disagreement will be submitted to arbitration. At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement. You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses. The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company. Further, neither you nor the Company shall appeal any such award. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

GigaBeam Corporation

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.

(Signature)	(Date)

GIGABEAM CORPORATION

ANNUAL MEETING OF STOCKHOLDERS – TO BE HELD

JUNE 23, 2006
9:30 A.M. EST

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

PROXY

GIGABEAM CORPORATION

470 Springpark Place, Suite 900

Herndon, Virginia 20170

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 23, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Louis S. Slaughter and Douglas G. Lockie, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of GigaBeam Corporation on Friday, June 23, 2006, at 9:30 a.m. local time at the Harvard Club of New York City, 35 West 44th Street, New York, New York 10036, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.

ELECTION OF CLASS II DIRECTORS:

☐ FOR ALL NOMINEES	NOMINEES:
☐ DOUGLAS G. LOCKIE ☐ DAVID A. BUCKEL
☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
☐ FOR ALL NOMINEES EXCEPT (See Instruction Below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL NOMINEES EXCEPT" and fill in the box next to each nominee you wish to withhold, as shown here: ☒

2.

PROPOSAL TO RATIFY THE AMENDMENT TO THE COMPANY’S 2004 STOCK OPTION PLAN AS MORE FULLY DESCRIBED IN THE COMPANY’S ACCOMPANYING PROXY STATEMENT.

FOR     ☐               AGAINST     ☐               ABSTAIN     ☐

(Continued and to be signed on reverse side)

FOLD AND DETACH HERE

3.

PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY’S 2006 STOCK OPTION PLAN AS MORE FULLY DESCRIBED IN THE COMPANY’S ACCOMPANYING PROXY STATEMENT.

FOR     ☐               AGAINST     ☐               ABSTAIN     ☐

4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

(Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Please mark, sign, date and return this proxy card promptly using the enclosed envelope:

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature _____________________________________     Signature (Joint Owners) _____________________________________      Date _________________, 2006